SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 28, 2003

                           Commission File # 000-31663

                     AMERICAN CAPITAL PARTNERS LIMITED, INC.
        (Exact name of small business issuer as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

                                   88-0440536
                      (IRS Employer Identification Number)

           319 CLEMATIS STREET, SUITE 211, WEST PALM BEACH, FL  33401
               (Address of principal executive offices)(Zip Code)

                                 (561) 366-9211
               (Registrant's telephone no., including area code)


ITEM 1. CHANGE OF CONTROL OF REGISTRANT.

On October 28, 2003, American Products Corp. (the "Company" or "American Products"), a Nevada corporation, and American Capital Partners Limited, Inc., a Nevada corporation ("ACP") entered into a Letter of Agreement ("Agreement") of such date. Pursuant to the Agreement, ACP tendered to the Company all issued and outstanding shares of common stock of ACP in exchange for the Company issuing
50,000,000 shares of restricted common stock of the Company.    The 50,000,000
restricted shares of common stock were issued to the shareholders of American Capital Partners. 25,000,000 restricted shares of common stock (37.4% of shares outstanding) were issued to Dunhill Capital, Inc. and 20,000,000 restricted shares of common stock (29.9% of shares outstanding) were issued to Morgan J. Wilbur, IV.

C. Frank Speight was appointed Principal Executive Officer and Director and Randall Goulding were appointed Principal Financial and Accounting Officer and Director. Ron Ryan and R.A. Moss resigned as officers and directors of the Company on this date.

As of April 27, 2004 there are 121,399 shares issued and outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of April 19, 2004 regarding the ownership of the Company's Common Stock by each shareholder known by the Company to be the beneficial owner of more than five percent (5%) of its outstanding shares of Common Stock, each director and all executive officers and directors as a group. Except as otherwise indicated, each of the shareholders has sole voting and investment power with respect to the share of Common Stock beneficially owned.

Name and Address                  Title     Amount and Nature    Percent
      of                           of              of               of
Beneficial Owner                  Class      Beneficial Owner     Class
----------------------------    ---------  -------------------   -------
C. Frank Speight                 Common           0                 0%

Randall Goulding                 Common           0                 0%

Dunhill Capital, Inc.*           Common         41,667            37.4%

Morgan J. Wilbur, IV             Common         33,333            29.9%

All Executive Officers and
Directors as a Group             Common           0                 0%
(Two (2) persons)

*Mr. Speight was President of Dunhill Capital, Inc. until March 15, 2004.

Copies of the Agreements are filed herewith as Exhibit 2.2, and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such agreements.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

CFO Advantage, Inc. audited the financial statements of the Company for the year ended December 31, 2002. The report of CFO Advantage on such financial statements, dated, March 8, 2004 did not contain and adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Our Board of Directors approved the dismissal of CFO Advantage on April 27, 2004.

Jewett, Schwartz and Associates were appointed by the Company on April 27, 2004 to audit our financial statements for the fiscal year ended December 31, 2003. During our two most recent fiscal years and the subsequent interim periods preceding their appointment as independent accountants, neither the Company nor anyone on its behalf consulted Jewett, Schwartz and Associates regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered of the Company's consolidated financial statements, nor has Jewett, Schwartz and Associates provided to the Company a written report or oral advice regarding such principles or audit opinion.

During the Company's fiscal year ended December 31, 2003, and since then, CFO Advantage, Inc. has not advised the Company that any of the following exist or are applicable:

(1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

(2) That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Company's financial statements for the foregoing reasons or any other reason; or

(3) That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

The Company has provided the disclosure in this Form 8-K to Jewett, Schwartz and Associates and has given them an opportunity to provide a letter addressed to the Securities and Exchange Commission.

We have provided CFO Advantage, Inc. with a copy of the disclosure provided under this caption of this Report, and advised them to provide us with a letter addressed to the Securities Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. Their response is filed with this Form 8-K as Exhibit 16.1.

ITEM 5. OTHER EVENTS.

This report contains forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. For a list and descriptions of such risks and uncertainties, see the reports filed by us with the Securities and Exchange Commission.

GENERAL

American Capital Partners Limited, Inc. ("ACP" or the "Company") is a Nevada Corporation formed on October 29, 1999 under the name American IR Technology, Inc. On November 18, 2002, the Company changed its name to American Product Corp. On January 16, 2004, the Company changed its name to American Capital Partners Limited, Inc. The Company is a publicly trade company currently listed on the OTC Pink Sheets under the symbol APRJ.

Until September of 2002, American Products manufactured and marketed consumer
electronic products that targeted the home health and safety markets.   However,
sales from these products were not sufficient to enable the company to continue operations and the Company ceased manufacturing and marketing consumer electronic products in September, 2002 and operated as a development stage company, while formulating a plan to improve it financial position.

OVERVIEW

In the first step of the plan, the Company acquired American Capital Partners Limited, Inc. ("ACP"), a development stage company with the expertise to enable the company to become a Business Development Company ("BDC") as outlined in the
Investment Company Act of 1940, as amended (the "1940 Act").    The Company will
operate as a closed end mutual fund.   The investment objective of the Fund is
to provide its shareholders with current income and long-term capital appreciation by investing primarily in privately placed securities of small public companies

In 1980, Congress enacted the Small Business Investment Incentive Act, which created the framework for Business Development Companies from the initial provisions of the Investment Company Act of 1940. The Small Business Investment Incentive Act established a new type of investment company specifically identified as a Business Development Company as a way to encourage financial institutions and other major investors to provide a new source of capital for small developing businesses.

These companies are publicly traded closed-end funds that make investments in private companies or thinly traded public companies through the use of senior debt, mezzanine finance, and equity funding. BDC's use equity capital provide by public shareholders and financial institutions and debt capital from various sources to make these investments, with a goal of providing to stockholders a total return of capital appreciation and a solid dividend yield

A BDC:

I. is a closed-end management company that generally makes 70% or more of its investments in "Eligible Portfolio Companies" and "cash items" pending other investment. Under the regulations established by the Securities and Exchange Commission (the "SEC") under the 1940 Act, only certain companies may qualify as "Eligible Portfolio Companies."

II. To be an "Eligible Portfolio Company," the Company must satisfy the following:

     A. It must be organized under the laws of, and has its principal place of business in, any state or states;

     B. Is neither an investment company as defined in Section 3 (other than a small business investment company which is licensed by the Small Business Administration to operate under the Small Business Investment Act of 1958 and which is a wholly-owned subsidiary of the business development company) nor a company which would be an investment company except for the exclusion from the definition of investment company in Section 3(c); and

     C.   Satisfies one of the following:

          1. it does not have any class of securities with respect to which a member of a national securities exchange, broker, or dealer may extend or maintain credit to or for a customer pursuant to rules or regulations adopted by the Board of Governors of the Federal Reserve System under Section 7 of the Securities Exchange Act of 1934;

          2. it is controlled by a business development company, either alone or as part of a group acting together, and such business development company in fact exercises a controlling influence over the management or policies of such eligible portfolio company and, as a result of such control, has an affiliated person who is a director of such eligible portfolio company;

          3. it has total assets of not more than $4,000,000, and capital and surplus (shareholders' equity less retained earnings) of not less than $2,000,000, except that the Commission may adjust such amounts by rule, regulation, or order to reflect changes in one or more generally accepted indices or other indicators for small businesses; or

          4. it meets such other criteria as the Commission may, by rule, establish as consistent with the public interest, the protection of investors, and the purposes fairly intended by the policy and provisions of this title.

RISK FACTORS

In the event that the Company completes its business plan and elects to become a Business Development Company, below are some to the risk factors relating to an investment in the Company.

WE OPERATE IN A HIGHLY REGULATED ENVIRONMENT.
Our operations are affected from time to time in varying degrees by political developments and federal, state, provincial and local laws and regulations. In particular, a business development company is defined and regulated by the 1940 Act and by Small Business Administration regulations and the securities and exchange commissions. These laws or regulations may change.

OUR QUARTERLY AND ANNUAL RESULTS COULD FLUCTUATE SIGNIFICANTLY.
The Company's quarterly and annual operating results could fluctuate significantly due to a number of factors. These factors include the small number and range of values of the transactions that might be completed each quarter, fluctuations in the values of our investments, the timing of the recognition of unrealized gains and losses, the degree to which we encounter competition in our markets, the volatility of the stock market and its impact on our unrealized gains and losses, as well as other general economic conditions. As a result of these factors, quarterly and annual results are not necessarily indicative of the Company's performance in future quarters and years.

OUR INVESTMENT MODEL IS HIGHLY SPECULATIVE IN NATURE AND WE DO NOT HAVE A HISTORY OF INVESTMENTS USING THIS MODEL.
Our investment model is highly speculative since it involves making investments primarily in new development stage companies. Furthermore, we have no historical information upon which to judge whether or not the model is successful. We cannot assure you that our investment model will be successful or that any of our investments will be successful.

OUR INVESTMENTS WILL BE IN DEVELOPMENT STAGE COMPANIES. EACH OF OUR INVESTMENTS WILL BE SUBJECT TO A HIGH DEGREE OF RISK AND WE MAY LOSE ALL OF OUR INVESTMENT IF IT IS NOT SUCCESSFUL.
We will invest primarily in development stage companies that meet our investment model. Development stage companies are subject to all of the risks associated with new businesses. We cannot assure you that any of our investments will be successful. Our investments will be competing with larger, established companies, with greater access to, capital and other resources. We may lose our entire investment in any or all of our investments.

THE SECURITIES WE HOLD IN OUR INVESTMENTS ARE SUBJECT TO RESTRICTION ON RESALE AND WE MAY NOT BE ABLE TO SELL THE SECURITIES WE HOLD FOR AMOUNTS EQUAL TO THEIR RECORDED VALUE, IF AT ALL.
Our investments will be private entities or thinly traded public companies and we will acquire securities in our portfolio company in private transactions. As a result, all of the securities we hold in our investments will be restricted securities, as defined under the Securities Act of 1933, as amended and are subject to restrictions on resale. Furthermore, we do not anticipate that a highly liquid public market will exist for any of the securities we hold in our investments. Therefore, we cannot assure you that we will be able to sell our portfolio company securities for amounts equal to the values that we have ascribed to them or at the time we desire to sell.

THE VALUES WE PLACE ON OUR INVESTMENTS MAY NOT ACCURATELY REFLECT THEIR FUTURE VALUE OR THE VALUE THAT WE WILL RECEIVE FOR THEM WHEN WE SELL THEM.
As a general matter, restricted securities and securities without an active trading market are more difficult to accurately value than unrestricted, actively traded securities of public companies. Pursuant to the requirements of the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of our securities and assets for which market quotations are not readily available. In making its determination, the Board of Directors has considered valuation appraisals provided by an independent financial expert. If we were required to sell any of such investments, there is no assurance that the fair value, as determined by the Board of Directors, would be obtained. If we were unable to obtain fair value for such investments, there would be an adverse effect on our net asset value and on the price of our common stock.

OUR BUSINESS DEPENDS ON KEY PERSONNEL.
We will rely and be substantially dependent upon, the continued services of our management, principally our Chief Executive Officer and Chairman of the Board,
C. Frank Speight. Our management team is responsible for the review of potential investments by and the provision of advice to our investments regarding the acquisition of technologies and additional research and development. We also depend upon our management's key contacts with universities, to maintain our access to new technologies, and their relationships with companies in the private sector in order to effectuate the sale of our subsidiaries.

ANY TRANSACTIONS WE ENGAGE IN WITH AFFILIATES MAY INVOLVE CONFLICTS OF
INTEREST.
The 1940 Act restricts transactions between the Company and any of its affiliates, including its officers, directors or employees and principal stockholders. In many cases, the 1940 Act prohibits transactions between such persons and ourselves unless we first apply for and obtain an exemptive order from the SEC. Delays and costs in obtaining necessary approvals may decrease or even eliminate any profitability of such transactions or make it impracticable or impossible to consummate such transactions. These affiliations could cause circumstances that would require the SEC's approval in advance of proposed transactions by us in investments. Further, depending upon the extent of our management's influence and control with respect to such investments, the selection of the affiliates of management to perform such services may not be a disinterested decision, and the terms and conditions for the performance of such services and the amount and terms of such compensation may not be determined at arm's-length negotiations.

WE HAVE A LIMITED AMOUNT OF FUNDS AVAILABLE FOR INVESTMENT AND, AS A RESULT, OUR INVESTMENTS WILL LACK DIVERSIFICATION.
The Company must obtain financing in order to undertake this business plan and to meet our obligations as they become due. Any additional debt or equity financing may be dilutive to the interests of our stockholders. Such outside financing must be provided from the sale of equity or third party financing. Further, the sale of equity securities will dilute our existing stockholders' interests, and borrowings from third parties could result in our assets being pledged as collateral. Loan terms, which would increase our debt service requirements, could restrict our operations. There is no assurance that the Company can obtain financing on favorable terms.

Additionally, based on the amount of our existing available funds, it is unlikely that we will be able to commit our funds to investments in, and the acquisition of, securities of a large number of companies. We intend to continue to operate as a non-diversified investment company within the meaning of the 1940 Act. Prospective investors should understand that our current investments are not, and in the future may not be, substantially diversified. We will not be able to achieve the same level of diversification as larger entities engaged in similar venture capital activities. Therefore, our assets may be subject to greater risk of loss than if they were more widely diversified, because the failure of one or more of our limited number of investments could have a material adverse effect on our financial condition and the price of our common stock.

WE ARE SUBJECT TO GOVERNMENT REGULATIONS BECAUSE OF OUR STATUS AS A BUSINESS DEVELOPMENT COMPANY.
We have elected to be treated as a BDC under the Small Business Incentive Act of 1980, which modified the 1940 Act. Although the Incentive Act relieves BDCs from compliance with many of the provisions of the 1940 Act, the Incentive Act imposes on BDCs greater restrictions on permitted types of investments. Moreover, the applicable provisions of the 1940 Act impose numerous restrictions on our activities, including restrictions on the nature of our investments and transactions with affiliates. We cannot assure you that this legislation will be interpreted or administratively implemented in a manner consistent with our objectives and manner of operations. Upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we elect to withdraw our election, or if we otherwise fail to qualify as a BDC, we may be subject to substantially greater regulation under the 1940 Act. Compliance with such regulations would significantly increase our costs of doing business.

WE HAVE A LIMITED OPERATING HISTORY UPON WHICH YOU CAN ASSESS OUR PROSPECTS AND WE ARE SUBJECT TO THE RISKS ASSOCIATED WITH ANY NEW BUSINESS.
As a result of our short history of operations, we have only consummated transactions with a very small number of companies. Therefore, there is little historical information regarding our operations upon which you can base your investment decision. In addition, we are subject to all of the business risks and uncertainties associated with any new business enterprise. We cannot assure you that our investment objective will be attained.

OUR MANAGEMENT HAS LIMITED EXPERIENCE OPERATING A BUSINESS DEVELOPMENT COMPANY. The members of our management have been engaged in the operation of our business for a short period of time and so have limited experience. Furthermore, we have not yet commenced operations as a business development company and so our directors and executive officers have only had experience operating a business development company

WE MAY BE DEPENDENT UPON THE AVAILABILITY OF ADDITIONAL FINANCINGS.
Due to the nature of our business and the illiquid nature of many of our investments, raising additional capital in today's economy may be difficult, if it becomes necessary. Due to economic conditions, we may not be able to secure additional financing at all or on terms we deem acceptable. If we obtain additional funds by selling any of our equity securities, the percentage ownership of our stockholders will be reduced, stockholders may experience additional dilution, or the equity securities may have rights, preferences or privileges senior to the common stock. If we obtain additional funds by selling our investments, there can be no assurance that we will be able to negotiate a favorable price for those investments or that the loss of those investments will not affect our future business prospects. If adequate funds are not available to us or available to us on satisfactory terms, we may be required to further limit our marketing, research and development activities, or other operations, or otherwise modify our business strategy.

OUR MARKET PRICE MAY FLUCTUATE.
The market price of the Company's common stock has fluctuated significantly since it began to be publicly traded in 1999 and may continue to be highly volatile. Factors such as the ability of the Company to achieve development goals, ability of the Company to profitably complete projects, the ability of the Company to raise additional funds, general market conditions and other factors affecting the Company's business that are beyond the Company's control may cause significant fluctuations in the market price of the Company's common stock. The market prices of the stock of many BDC's have fluctuated substantially, often unrelated to the operating and performance of the specific companies. Such market fluctuations could adversely affect the market price for the Company's common stock.

DIRECTORS AND EXECUTIVE OFFICERS

(a) Set forth below are the names, ages, positions, with the Company and business experiences of the executive officers and directors of the Company.

Name                       Age      Position(s) with Company
---------------------      ----     ----------------------------------
C. Frank Speight            44      Principal Executive Officer and Director
Randall Goulding            54      Principal Financial Officer and Director

All directors hold office until the next annual meeting of the Company's shareholders and until their successors have been elected and qualify. Officers serve at the pleasure of the Board of Directors. The officers and directors will devote such time and effort to the business and affairs of the Company as may be necessary to perform their responsibilities as executive officers and/or directors of the Company.

FAMILY RELATIONSHIPS

There are no family relationships between or among the executive officers and directors of the Company.

BUSINESS EXPERIENCE

C.  FRANK  SPEIGHT  -  Principal  Executive  Officer  and  Director
Mr. Speight has been active in Investment Banking Consultancy for 13 years. He has an earned BA in International Business from the Universality of South Florida (Tampa, FL), and an earned Masters from Emory University (Atlanta, GA). He was the Chairman and President of Dunhill Capital, Inc. until April 10, 2004. Mr. Speight has been involved in numerous capitalizations for existing public companies, and the facilitation of numerous private companies into the public sector. He has served as Chairman/President/CEO of publicly traded companies in the telecommunications and financial services market sectors. In addition, he has participated in the management of several equity funds representing over $700 Million (USD) in assets.

RANDALL GOULDING - Principal Financial and Accounting Officer and Director Mr. Goulding is a certified public accountant and an attorney. Mr. Goulding spent six years with the Internal Revenue Service Audit and Intelligence Divisions, before opening a private tax law practice, focusing on income and estate taxation and planning, securities and litigation. His litigation experience included practice before the United States Supreme Court, Illinois Supreme Court, State Court, Federal District Court, the Seventh Circuit Court of Appeals, and the United States Tax Court. He is the Managing Director, of The Nutmeg Group, L.L.C.

Mr. Goulding received special commendations for his efforts with the Internal Revenue Service, saving the Internal Revenue Service substantial sums for his design of new internal audit and accounting procedures and controls for the Intelligence Division's Special Operations. His Internal Revenue Service functions also included television and radio appearances. Crain's Chicago Business Magazine featured an article on the "Goulding Report" reflecting consequences of investments in solar and other renewable energy sources. Mr. Goulding received a business administration degree with a dual major in accounting and finance from the University of Illinois. He received his JD from DePaul Law School.

Since 1995, with Paradigm Group, LLC, a full service Chicago-based investment and financial consulting organization, Mr. Goulding served as a principal architect of PIPE (Private Investments in Public Equities) investments, he negotiated and structured transactions for Paradigm and its investors and portfolio companies. Since 1998, he has also served as general counsel to both Paradigm and Adler Drobny Fischer, LLC, Certified Public Accountants & Consultants.

Mr. Goulding is very involved with a number of charitable organizations. He is a personal friend of Father George Clements, and serves as a member of the Board of Directors of, and is a substantial contributor to, One Church One Family. He has also played a key role in bringing these and other charitable endeavors to the US Virgin Islands.

FACILITIES
The Company maintains its executive offices at American Capital Partners Limited, Inc., 319 Clematis Street, Suite 211, West Palm Beach, FL 33401

LEGAL PROCEEDINGS

The Company incurred substantial debt in their attempt to manufacture and market consumer electronic products. Several of the creditors have filed suit and two default judgments have been filed. These claims total $55,401.99 plus interest and attorneys' fees.

Alt, Inc. sued American IR Technologies, Inc. on December 19, 2001, Case No. A444128, ALT, Inc. vs. American IR Technologies, Inc. in the District Court of Clark County, Nevada, 8th Judicial District. A default judgment was entered against American IR Technologies in the amount of $21,542 plus penalties, fees and interest on April 9, 2002.

Netcore Technologies filed a complaint for damages against American IR Technologies, Inc. on April 5, 2002, Case No. 020-004921 001, Netcore Technologies. vs. American IR Technologies, Inc in the Justice Court, Las Vegas Township, Clark County, Nevada, 8th Judicial District. Netcore Technologies claims total $5,440.80 plus interest and reasonable attorneys fees.

Stephen A. Zrenda, Jr., P.C. filed a petition against American IR Technologies, Inc. on January 29, 2002, Case No. CJ-2002-848, Stephen A. Zrenda, Jr., P.C. vs. American IR Technologies, Inc and Ronald A. Ryan in the District Court, Oklahoma County, Oklahoma. Stephen A. Zrenda, Jr. P.C. claims total $5,602.42 as well as any accrued or accruing interest, court costs attorneys' fees and expenses.

High Impact Television, Inc. sued American IR Technologies, Inc. on December 24, 2001, Case No. 01 HL 02183, High Impact Television. vs. American IR Technologies, Inc. and Does 1 through 10, inclusive in the Superior Court, Orange County, California. A default judgment was entered against American IR Technologies in the amount of $13,191.80 on February 6, 2002.

Today's Staffing, Inc. sued American IR Technologies, Inc. on December 28, 2001, Case No. A444405, Today's Staffing, Inc. vs. American IR Technologies, Inc. in the District Court of Clark County, Nevada, 8th Judicial District. Today's Staffing claims total $10,526.80 plus interest through the filing of $875.67 plus attorneys' fees in the amount of $3,500.00

Mark Kane, an individual sued American Capital Partners Limited, Inc. on February 18, 2004, Case No. A480784, Mark Kan vs. American Capital Partners Limited, Inc. formerly known as American Product Corporation in the District Court of Clark County, Nevada for claims $10,000.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Company mailed an information statement to stockholders on or about January 16, 2004 effecting a 1-for-600 reverse stock split for issued and outstanding shares of stock. There was no reduction in authorized shares. Additionally, the Company changed its name to American Capital Partners Limited, Inc. and its address to 319 Clematis Street, Suite 211, West Palms Beach, Fl 34401.

RELATED PARTY TRANSACTIONS

C. Frank Speight, our Principal Executive Officer and Director, was the President of Dunhill Capital, Inc. until April 10, 2004. Mr. Speight, directly or indirectly through Dunhill Capital, Inc. has been involved in numerous capitalizations for existing public companies, and the facilitation of numerous private companies into the public sector, including the purchasing and selling of controlling interest in public and private corporations. Mr. Speight intends to use his expertise in this field and the relationship developed in this field, in facilitating, analyzing, and investing in business opportunities on behalf of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements of business acquired.

The financial statements required by this Item 7(a) will be filed by amendment to this Form 8-K within the period permitted by Item 7(a)(4) of Form 8-K.

(b)  Pro  Forma  financial  information

The pro forma financial information required by this Item 7(b) will be filed by amendment to this Form 8-K within the period permitted by Item 7(a)(4) of Form 8-K.

(c)  Exhibits

Exhibits     Description
--------     -----------

2.1 Letter of Agreement by and between American Products Corp. and American Capital Partners Limited, Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned duly authorized, in the City of West Palm Beach, Florida, on April 28, 2004.

AMERICAN CAPITAL PARTNERS LIMITED, INC.

By:  /s/  C. Frank Speight                             Date: April 28, 2004
     -------------------------------------
     C. Frank Speight,
     Principal Executive Officer

Exhibit 2.1


                               LETTER OF AGREEMENT
                               -------------------

THIS AGREEMENT, dated as of October 28th 2003 (this "Agreement"), is among American Product Corporation, Inc., a Nevada corporation ("APRP"), and American Capital Partners Limited, Inc., a Nevada corporation, its successors or assigns ("ACP").

RECITALS

ACP desires an interest in APRP, a publicly traded entity trading on the "Pink Sheets" exchange under the symbol APRP, based upon the terms and conditions hereinafter set forth. The transaction will be accomplished by the issuance of Fifty Million (50,000,000) shares of APRP Common Stock, par value $0.001, in APRP to ACP. The Boards of Directors of APRP and ACP will duly adopt and approve this Agreement and the respective Boards of Directors of ACP and APRP each will direct that it be submitted to its stockholders for approval.

        NOW, THEREFORE, the parties hereto agree to the terms as follows:

                                    ARTICLE I
                                    ---------

THE TRANSACTION

1.1. Stock Ownership. Subject to the terms and conditions of this Agreement, at
     ---------------
an Effective Time (as hereafter defined), APRP shall issue Fifty Million (50,000,000) shares of APRP Common Stock to ACP. To be issued, free and clear of any and all liens, pledges, hypothecations, encumbrances, claims, taxes, charges, agreements, rights, options, warrants or restrictions of any kind, nature or description, all of the Shares. Certificates evidencing the Shares will be accompanied by stock transfer powers properly endorsed in blank to ACP, and all necessary stock transfer tax stamps will have been prepaid by the APRP and affixed thereto.

1.2.     Reorganization of the Directors and Officers of APRP. The directors and
         ----------------------------------------------------
officers of APRP as of the consummation of the transaction shall consist of Mr. Frank Speight - President & CEO, & Mr. Timothy C. Ellis - Secretary Treasurer. The Board of Directors shall exist as follows: Mr. Frank Speight and Mr. Timothy
C. Ellis. Additional Board members shall be added upon mutually agreeable terms to all board members.

                                   ARTICLE II
                                 --------------

                     REPRESENTATIONS AND WARRANTIES OF APRP
                     --------------------------------------

APRP  shall,  at  closing,  shall  represents  and warrant to ACP the following:

2.1.  Corporate  Organization.

APRP is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. APRP has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations, assets or financial condition of APRP on a consolidated basis.

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                                   ARTICLE III
                                   -----------

                      REPRESENTATIONS AND WARRANTIES OF ACP
                      -------------------------------------

ACP shall represent and warrant to APRP as follows:

3.1. Corporate Organization.

(a) ACP is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada. ACP has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations, assets or financial condition of ACP.

                                   ARTICLE IV
                                   ----------
                                  MISCELLANEOUS
                                  -------------

4.1. Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby (including legal, accounting and investment banking fees and expenses) shall be borne by ACP.

4.2. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

4.3. Governing Law. This Agreement shall be governed by the laws of the State of Florida, without giving effect to the principles of conflicts of laws thereof.

IN WITNESS WHEREOF, AMERICAN PRODUCT CORPORATION, INC. and AMERICAN CAPITAL PARTNERS LIMITED, INC., have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

ATTEST: AMERICAN PRODUCT CORPORATION, INC

/s/ Frank Speight
--------------------
Frank Speight
President

ATTEST: AMERICAN CAPITAL PARTNERS LIMITED, INC.


/s/ Tim Ellis
----------------------
Tim Ellis
President

Attachments: AMERICAN CAPITAL PARTNERS LIMITED, INC. BUSINESS PLAN

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